                                                                   EXHIBIT 10.50

                             NOTE PURCHASE AGREEMENT


         NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of February 27, 1997, by and between Genzyme Corporation, a Massachusetts corporation (the "COMPANY"), and Credit Suisse First Boston (Hong Kong) Ltd.
(the "PURCHASER").

         The Company wishes to sell and the Purchaser wishes to buy, subject to the terms and conditions set forth in this Agreement, a convertible note of the Company in the principal amount of $13,000,000, having the terms and conditions and in the form attached hereto as EXHIBIT A (the "NOTE"), in reliance on the exemption from securities registration afforded by the provisions of Regulation D under the Securities Act of 1993, as amended (the "SECURITIES ACT"). The Note will be convertible, in accordance with its terms, into shares (the "CONVERSION SHARES") of the Company's Tissue Repair Division Common Stock, $.01 par value (the "GTR STOCK").

         The parties hereto agree as follows:

     1.  PURCHASE AND SALE OF NOTE.

         1.1 AGREEMENT TO PURCHASE AND SELL. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell at the Closing (as defined below), and the Purchaser agrees to purchase, the Note at the purchase price in the amount of thirteen million dollars ($13,000,000) (the "PURCHASE PRICE").

         1.2 CLOSING. Subject to the satisfaction of the conditions set forth herein, the closing of the purchase and sale of the Note (the "CLOSING") will be deemed to occur when this Agreement, and the other Transaction Documents (as defined below), have been executed and delivered by both the Company and the Purchaser, and full payment of the Purchase Price has been made by the Purchaser by wire transfer of same day funds to an account designated by the Company against delivery by the Company of the duly executed Note.

         1.3 FINANCING FEE. The Company will pay to Credit Suisse First Boston Corporation a financing fee in the amount of four percent (4%) of the Purchase Price in the same day funds wired to an account designated by Credit Suisse First Boston Corporation to the Company.

         1.4 CERTAIN DEFINITIONS. When used herein (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the cities of Boston and New York are open for business and (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party.

2.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser hereby makes the following representations and warranties to the Company (which shall be true as of the Closing and as of any such later date as contemplated hereunder) and agrees with the Company that:

         2.1 AUTHORIZATION; ENFORCEABILITY. The Purchaser is duly and validly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation with full power and authority to purchase the Note and to execute and deliver this Agreement. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 ACCREDITED INVESTOR; INVESTMENT INTENT. The Purchaser is an accredited investor, as defined in Rule 501 of Regulation D under the Securities Act. The Purchaser is acquiring the Note solely for the Purchaser's own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof; provided, however, that in making such representation, the Purchaser does not agree to hold the Note for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Note at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 INFORMATION. The Company has provided the Purchaser with certain information regarding the Company and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the purchase of sale of the Note hereunder, and the Company and its business and prospects.

         2.4   LIMITATIONS ON DISPOSITION. The Purchaser acknowledges that the
Note is a "restricted security" under the Securities Act and that under the Securities Act and applicable rules and regulations neither the Note nor any interest therein may be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom. The Purchaser agrees not to sell, transfer or otherwise dispose of the Note or any interest therein unless and until:

         (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (b) (i) the Purchaser shall have notified the Company in advance of the proposed disposition, and (ii) if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of Note under the Securities Act. It is agreed that no opinion of counsel will be required for the transfer of the Note or any interest therein to an affiliate of the Purchaser or with respect to the sale thereof made pursuant to Rule 144 under the Securities Act ("Rule 144"); PROVIDED, HOWEVER, that prior to any sale made pursuant to Rule 144, the Purchaser will furnish to the Company, upon its request, a certificate setting forth such representations as are customarily given by selling shareholder to the issuer in a Rule 144 transaction.

         2.5 LEGEND. The Purchaser understands that the Note shall bear at issuance the following legend.

               "This Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or transferred in the absence of an effective registration statement under the Securities Act or an exemption from the registration requirements thereunder."

        The legend set forth above shall be removed and the Company shall issue a new Note without such legend to the holder of the Note if (i) the sale of the Note is registered under the Securities Act, or (ii) the Note can be sold publicly pursuant Rule 144(k) (or any successor provision).

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to the Purchaser (which shall be true as of the Closing and as of any such later date as contemplated hereunder) and agrees with the Purchaser that:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries take as a whole. Each of the Company and its subsidiaries is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission (the "Commission") or any state securities commission or other governmental entity which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company. The term "subsidiaries" means corporations in which the Company has an equity interest of greater than 50%.

         3.2 AUTHORIZATION; CONSENTS. All corporate action on the part of the Company by its officers, directors and shareholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligation under, (i) this Agreement, (ii) the Note, (iii) the Registration Rights Agreement (as defined below) and (iv) all other agreements, documents, certificates or other instruments delivered by the Company at the

Closing (the instruments described in (i), (ii), (iii) and (iv) being collectively referred herein as the "TRANSACTIONS DOCUMENTS"), and (B) except to the extent that the approval described in Section 3(i)(ii) of the Note may be required by the NASD or other association or exchange on which the GTR Stock is quoted or listed, the authorization, reservation for issuance, and issuance and delivery of the Conversion Shares upon conversion of the Note has been taken. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as other such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity. Except as otherwise provided in the Transaction Documents, the Company has obtained all governmental or regulatory consents and approvals required for it to execute, deliver and perform its obligations under the Transaction Documents.

         3.3 DISCLOSURE DOCUMENTS; MATERIAL AGREEMENTS; OTHER INFORMATION. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1995, (ii) Quarterly Reports on form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 1995 and (iv) the Company's definitive Proxy Statement for its 1996 Annual Meeting of Shareholders (collectively, the "DISCLOSURE DOCUMENTS"). The Company is not aware of any event that would require the filing of a Form 8-K after the Closing, except with regard to matters disclosed in the press release, dated February 3, 1997 (the "Press Release"), attached hereto as Exhibit 3.3. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder, and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required; neither the Company nor any of its subsidiaries is in breach of any such agreement where such breach is reasonably likely to have a material adverse effect on the business or financial condition of the Company. The information provided to the Purchaser as described in paragraph 2.3 above does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.4 CAPITALIZATION. The capitalization of the Company as of December 31, 1996 is as set forth on EXHIBIT 3.4 hereto.

         3.5 VALID ISSUANCE. The Note, when issued, sold and delivered in accordance with the terms hereof, and the Conversion Shares and the Interest Payment Shares (as defined in the Note), when issued in accordance with the terms of the Note, will be duly and validly issued, fully paid and nonassessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company and, based in part upon the representations of the Purchaser in this Agreement, will be issued in compliance with all applicable Federal and state securities laws.

         3.6 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the Company nor any of its subsidiaries is in violation or default of any provisions of its Certificate of Incorporation or Bylaws as amended and in effect on and as of the date hereof or of any material provision of any material instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse affect on the Company's consolidated business or financial condition. The execution, delivery and performance of the Note, this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries.

         3.7   FINANCIAL CONDITION; TAXES; LITIGATION.

               3.7.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except as otherwise described in the Disclosure Documents as of the date hereof or in the Press Release, there have been no material adverse changes to the Company's consolidated business or financial condition since September 30, 1996.

               3.7.2 The financial statements contained in the Disclosure Documents have been prepared with generally accepted accounting principles consistently applied and fairly present the consolidated financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the period then ended (except as may be indicated therein). Without limitation the foregoing, there are no material liabilities, contingent or actual, that are required to be disclosed in the Disclosure Documents that are not so disclosed.

               3.7.3 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

               3.7.4 Except as set forth in Schedule 3.7.4, there is no material claim, litigation or administrative proceeding pending, or to the best of the Company's knowledge, threatened, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentally which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

         3.8 REPORTING COMPANY; FORM S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale shares of its GTR Stock on a registration statement on Form S-3 under the Securities Act.

         3.9 INTELLECTUAL PROPERTY. The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any such rights that, if determined adversely of the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated business or financial condition of the Company.

         3.10 REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on Schedule 3.10 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but no limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document which has not been waived.

         3.11 TRADING ON NASDAQ. The GTR Stock in authorized for quotation on the Nasdaq National Market, and trading in the GTR Stock on Nasdaq has not been suspended. Shareholder approval for the issuance of the Note is not required under NASD Rule 4460.

         3.12 SOLICITATION. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Note or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Note under the Securities Act.

         3.13 OTHER FEES. The Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative other than the Placement Agent in connection with the transactions contemplated hereby.

4.       COVENANTS OF THE COMPANY.

         4.1 CORPORATE EXISTENCE. The Company shall, during the term of the Registration Rights Agreement (as defined in the Note), so long as the Purchaser or any affiliate of the Purchaser beneficially owns the Note (or any interest therein), any Conversion Shares or Interest Payment Shares (but in no event longer than three (3) years from the date of Closing), maintain its corporate existence in good standing and shall pay all its taxes when due except for taxes which the Company reasonably disputes or which could not reasonably be expected to have a materially adverse change on the consolidated business or financial condition for the Company.

         4.2 PROVISION OF INFORMATION. The Company shall provide the Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements, in each such case promptly after filing thereof with the Commission, until the conversion or redemption of the Note in its entirety.

         4.3 BLUE-SKY QUALIFICATION. The Company shall, on or before the Closing, take such action as is necessary to qualify the Note for sale under applicable state or "blue sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser.

         4.4 REPORTING STATUS. As long as the Purchaser or any affiliate of the Purchaser beneficially owns the Note, or any interest therein, or any Conversion Shares or Interest Payment Shares, and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         4.5 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Note for general corporate purposes and shall not use such proceeds to make a loan to or an investment in any other corporation, partnership or other entity.

         4.6 LISTING. The Company shall promptly secure the designation and quotation of the Conversion Shares on the Nasdaq National Market and shall use its best efforts to maintain the listing of the shares of GTR Stock on the Nasdaq National Market or another national securities exchange or quotation system.

         4.7 USE OF PURCHASER NAME. The Company shall not use, directly or indirectly, the Purchaser's name in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated.

         4.8 COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. The Company shall instruct its transfer agent (the "Transfer Agent") (i) to convert the Note into GTR Stock in accordance with the terms of the Note upon receipt of a valid Conversion Notice (as defined in the Note) from the Purchaser, (ii) to issue certificates representing the number of shares of GTR Stock specified in such Conversion Notice, free to any restrictive legend, in the name of the Purchaser or its nominee and (iii) to deliver such certificates to the Purchaser no later than the close of business on the third (3rd) business day following the Conversion Date (as defined in the Note). The Company represents to and agrees with the Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict the Purchaser's right to convert the Note or receive Conversion Shares in accordance with the terms of the Note, the Registration Rights Agreement and this Agreement, respectively. In the event the Company's relationship with the Transfer Agent should be terminated for any reason, the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that successor transfer agent is appointed by the Company and executes and agrees to be bound by the terms hereof.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING. The Purchaser's obligations at the Closing, including without limitation its obligation to purchase the Note, are conditioned upon the fulfillment of each of the following events:

               (a) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of the Closing as if made on such date;

               (b) the Company shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

               (c) the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs (a) and (b) above have been fulfilled;

               (d) the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of the date of Closing, in the form attached as EXHIBIT 5.1;

               (e) the Company shall have executed and delivered the Registration Rights Agreement;

               (f) the GTR Stock shall be listed and traded on the Nasdaq National Market;

               (g) there shall have been no material adverse changes in the Company's consolidated business or financial condition since September 30, 1996 which have not been disclosed in the Disclosure Documents or the Press Release; and

               (h) the Company shall have authorized and reserved for issuance upon conversion of the Note a reasonably sufficient number of shares of GTR Stock to effect conversion of the entire principal balance of the Note.

         5.2 CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligations at the Closing are conditioned upon the fulfillment of each of the following events;

               (a) the representatives and warranties of the Purchaser shall be true and correct in all material respects of the date of the Closing as if made on such date;

               (b) the Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Closing; and

               (c) the Purchaser shall have delivered to the Company a letter, dated as of the date of the Closing and addressed to Coopers & Lybrand, L.L.P., describing the factors on which a determination by a holder of the Note to accept cash or securities under the Note would be based.

6.       INDEMNIFICATION.

         The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees and agents, and each person who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, a "Purchaser Indemnified Party") against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by the Company of any of its representations, warranties or covenants made herein.

         The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors and agents, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a "Company Indemnified Party") (a Purchaser Indemnified Party and a Company Indemnified Party are each hereinafter referred to as an "Indemnified Party') against any losses, claims, damages, liabilities or expenses (including the fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by the Purchaser of any of its representatives, warranties or covenants made herein.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought hereunder, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party"), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnifying Party, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Company, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest under applicable standards of professional conduct between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action will not relieve the Indemnifying Party of any of its obligations hereunder with respect to such action except to the extent such failure is prejudicial to the Indemnifying Party's ability to defend any such action.

         No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of pending or threatened action in respect of which an Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action. An Indemnifying Party will not be liable for any settlement of any action or claim effected without its written consent.

7.       MISCELLANEOUS.

         7.1 SURVIVAL; SEVERABILITY. The representation, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to either party.

         7.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights hereunder, in connection with any private sale or transfer of the Note, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.

         7.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions hereof.

         7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         7.5 HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.6 NOTICES. Any notice, demand or request required or permitted to be given by the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

         If to the Company:

         Genzyme Corporation
         One Kendall Square
         Cambridge, Massachusetts  02139
         Attention: Chief Legal Counsel
         Fax: 617-252-7553


         If to the Purchaser:

         Credit Suisse First Boston (Hong Kong) Ltd.
         One Exchange Square, 16th Floor
         Hong Kong
         Attention: Matthew Lawrence
         Fax: 852-2845-2456


         With a copy to:

         Credit Suisse First Boston Corporation
         11 Madison Avenue
         New York, New York  10010
         Attention: Raymond J. Dorado, Esq.
         Fax: 212-325-8102

         With a copy to:

         Credit Suisse First Boston Corporation
         11 Madison Avenue
         New York, New York  10010
         Attention: Allan Weine/John McAvoy
         Fax: 212-325-6519

         7.7 EXPENSES. Each of the Company and the Purchaser shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

         7.8 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, the Note and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument executed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

         7.9 ARBITRATION. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by one party to the other. The arbitrator(s) shall enter a judgment by default against any third party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe it is appropriate in light of the merits of parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in New York County, New York or to the United States District Court for the Southern District of New York for purposes of enforcement of any discovery, order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.


GENZYME CORPORATION




By: /s/ David J. McLachlan
    ----------------------------------------
    Name:  David J. McLachlan
    Title: Executive Vice President, Finance
           and Chief Financial Officer



CREDIT SUISSE FIRST BOSTON (HONG KONG) LTD.



By: /s/ Matthew T. Lawrence
    ----------------------------------------
    Name:  Matthew T. Lawrence
    Title: Director